UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 05, 2004 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

On April 05, 2004, Centra Software, Inc. (“Centra”) issued a press release announcing its preliminary revenues and earnings results for the quarter ended March 31, 2004. The full text of the press release dated April 05, 2004, entitled “Centra Announces Preliminary Q1 Revenues and Earnings Results” is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The information in this report including the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 05, 2004	CENTRA SOFTWARE, INC.

	By:	/s/ Stephen A. Johnson
Name: Stephen A. Johnson
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 05, 2004 entitled “Centra Announces Preliminary Q1 Revenues and Earnings Results”.